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                   METLIFE INSURANCE COMPANY OF CONNECTICUT
                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN

                 PROSPECTUS SUPPLEMENT DATED FEBRUARY 3, 2014

This supplement describes changes affecting the investment options offered under the UNIVERSAL ANNUITY flexible premium variable annuity contracts issued by MetLife Insurance Company of Connecticut. The names and investment subadvisers, and as indicated, the investment objectives of the investment options identified below have changed. Accordingly, the prospectus is hereby revised to incorporate the following information.

MET INVESTORS SERIES TRUST
--------------------------

BLACKROCK LARGE CAP CORE PORTFOLIO

Wellington Management Company, LLP has replaced BlackRock Advisors, LLC as the subadviser to the BlackRock Large Cap Core Portfolio and the name of the portfolio has changed to WMC LARGE CAP RESEARCH PORTFOLIO. In addition, the portfolio's investment objective has changed to "Long-term capital appreciation."

JANUS FORTY PORTFOLIO

ClearBridge Investments, LLC has replaced Janus Capital Management LLC as the subadviser to the Janus Forty Portfolio and the name of the portfolio has changed to CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO II.

METROPOLITAN SERIES FUND
------------------------

BLACKROCK DIVERSIFIED PORTFOLIO

Wellington Management Company, LLP has replaced BlackRock Advisors, LLC as the subadviser to the BlackRock Diversified Portfolio and the name of the portfolio has changed to WMC BALANCED PORTFOLIO. In addition, the portfolio's investment objective has changed to "Long-term capital appreciation with some current income."

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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